EXHIBIT 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") by Scanner Technologies Corporation ("Registrant"), I, Elwin M. Beaty, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

              1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

              2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                                    By: /s/ Elwin M. Beaty
                                                        ------------------------
              Dated: March 29, 2004                 Elwin M. Beaty
                                                    Chief Executive Officer and
                                                       Chief Financial Officer